Exhibit 99.3


MBNA MASTER CREDIT CARD TRUST 1993-3

KEY PERFORMANCE FACTORS
April, 1998

Scheduled Maturity                                      3/15/99


Coupon                                                  5.40%


Excess Protection Level
   3 Month Average  6.66%
     April, 1998  7.77%
     March, 1998  6.81%
     February, 1998  5.40%



Cash Yield                                              20.87%


Investor Charge Offs                                    5.70%


Base Rate                                               7.40%


Over 35 Day Delinquency                                 5.58%


Seller's Interest                                       23.91%


Total Payment Rate                                      10.35%


Total Principal Balance                                $4,906,345,724.47


Investor Participation Amount                          $687,500,000.00


Seller Participation Amount                            $1,173,012,391.1